Carolina Financial Corporation Announces Agreement to Acquire

Carolina Trust BancShares, Inc. Enhancing its Carolinas Market Share

FOR IMMEDIATE RELEASE

For More Information, Contact:

Willam A. Gehman, III, EVP and CFO, 843.723.7700

Charleston, S.C. & Lincolnton, N.C., July 15, 2019 - Carolina Financial Corporation (Nasdaq: CARO) (“Carolina Financial”) and Carolina Trust BancShares, Inc. (Nasdaq: CART), the parent company of Carolina Trust Bank (together, “Carolina Trust”) jointly announced today the signing of a definitive merger agreement.

Subject to the terms of the merger agreement, Carolina Trust shareholders will receive 0.3000 shares of Carolina Financial common stock, or $10.57 in cash for each share of Carolina Trust’s common stock outstanding, subject to election and proration such that the aggregate consideration will consist of 90 percent Carolina Financial stock and 10 percent cash. Based on Carolina Financial Corporation’s closing stock price of $35.62 as of July 12, 2019, this equates to an aggregate deal value of approximately $100.1 million.

Carolina Trust, which is headquartered in Lincolnton, North Carolina, currently operates 11 banking locations and a loan production office in and around the Charlotte – Concord – Gastonia, NC-SC metropolitan statistical area. As of March 31, 2019, Carolina Trust reported assets of $621 million, gross loans of $474 million and deposits of $523 million.

“This transaction allows for Carolina Financial to deepen its market presence in North Carolina. Carolina Trust represents the best opportunity for Carolina Financial to expand our footprint in these markets and the merger will allow us to execute on many of our publicly stated goals,” said Jerry Rexroad, Chief Executive Officer of Carolina Financial. “We welcome the Team Members at Carolina Trust to our organization. This partnership is an excellent opportunity to create value for both institutions.” Upon completion of the acquisition, the combined company will have over $4.5 billion in assets, $3.1 billion in loans and $3.3 billion in deposits. This transaction will further solidify Carolina Financial’s position as one of the largest Carolinas-based community banks.

Jerry Ocheltree, President and Chief Executive Officer of Carolina Trust, will be named President of CresCom Bank’s North Carolina Commercial Banking Operations. “We are excited about partnering with a high-performing company that shares our community banking culture and values like Carolina Financial. We find the strategic fit of the two organizations compelling, especially for our customers that will benefit from the broader array of products and services,” commented Jerry Ocheltree. “We will leverage the new resources and products available to us through CresCom Bank and are attracted to the opportunity to operate in our current markets with a significantly larger scale.”

The merger agreement has been unanimously approved by the boards of directors of each company. The transaction is expected to close in the first quarter of 2020 and is subject to customary conditions, including regulatory approval and Carolina Trust shareholder approval. Upon completion of the transaction, Mr. Johnathan Rhyne, Carolina Trust’s current Chairman of the Board, will be appointed to the Carolina Financial and CresCom Bank boards of directors.

Sandler O’Neill & Partners, LP served as financial advisor and Nelson Mullins Riley & Scarborough LLP provided legal counsel to Carolina Financial. Raymond James served as financial advisor and Wyrick Robbins Yates & Ponton LLP served as legal counsel to Carolina Trust.

Conference Call

A conference call will be held at 11:00 a.m., Eastern Time on July 15, 2019. The conference call can be accessed by dialing (866) 464-9448 or (213) 660-0874 and requesting the Carolina Financial Corporation earnings call. The conference ID number is 3979326. Listeners should dial in 10 minutes prior to the start of the call.  The live webcast and presentation slides will be available on www.haveanicebank.com under Investor Relations.

A replay of the webcast will be available on www.haveanicebank.com under Investor Relations, News and Market Information and Presentations approximately three hours after the call and can be accessed by dialing (855) 859-2056 or (404) 537-3406 and requesting conference number 3979326.

About Carolina Financial Corporation

Carolina Financial Corporation (NASDAQ: CARO) is the holding company of CresCom Bank, which also owns and operates Atlanta-based Crescent Mortgage Company.  As of March 31, 2019, Carolina Financial Corporation had approximately $3.8 billion in total assets and Crescent Mortgage Company was approved to originate loans in 48 states, partnering with community banks, credit unions and mortgage brokers.

About Carolina Trust BancShares, Inc.

Carolina Trust BancShares, Inc. is a bank holding company and the parent company of Carolina Trust Bank. Carolina Trust Bank is a full service, North Carolina state-chartered bank headquartered in Lincolnton, N.C. The bank operates in eleven full-service offices and one loan production office in the Piedmont and Mountain Regions of the Carolinas to the north and west of Charlotte, N.C.

Forward-Looking Statements

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective.  Such forward-looking statements include but are not limited to statements with respect to our plans, objectives, expectations and intentions and other statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions.  Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate.  Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized.  The inclusion of this forward-looking information should not be construed as a representation by Carolina Financial, Carolina Trust or any other person that the future events, plans, or expectations contemplated by Carolina Financial or Carolina Trust will be achieved.

In addition to factors previously disclosed in the reports filed by Carolina Financial and Carolina Trust with the Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to: (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on Carolina Financial’s or Carolina Trust’s loan portfolio and allowance for loan losses; (3) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (4) the risk that the estimated pro forma financial information reported herein and our current preliminary analysis will be different when our review is finalized; (5) changes in the U.S. legal and regulatory framework including, but not limited to, the Dodd-Frank Act and regulations adopted thereunder; (6) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on Carolina Financial or Carolina Trust; (7) the business related to acquisitions may not be integrated successfully or such integration may take longer to accomplish than expected; (8) the expected cost savings and any revenue synergies from acquisitions may not be fully realized within expected timeframes; (9) disruption from acquisitions may make it more difficult to maintain relationships with clients, associates, or suppliers; and (10) the impact of recent and future hurricanes and other natural disasters on our loan portfolio and the economic prospects of our coastal markets.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov).  All subsequent written and oral forward-looking statements concerning Carolina Financial, Carolina Trust or any person acting on their behalf is expressly qualified in their entirety by the cautionary statements above. Neither Carolina Financial nor Carolina Trust undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information About the Acquisition and Where to Find It

Carolina Financial and Carolina Trust will file relevant documents concerning the transaction with the Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, which will include a proxy statement of Carolina Trust and a prospectus of Carolina Financial, as well as other relevant documents concerning the proposed transaction. The proposed transaction will be submitted to Carolina Trust’s shareholders for their consideration. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

SHAREHOLDERS OF CAROLINA TRUST ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders of Carolina Trust will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Carolina Financial and Carolina Trust, at the SEC’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to: Carolina Financial Corporation, 288 Meeting Street, Charleston, South Carolina 29401. Attention: William A. Gehman, III, Executive Vice President and Chief Financial Officer or Carolina Trust Bancshares, Inc., 901 E. Main Street, Lincolnton, NC 28092. Attention: Edwin E. Laws, Executive Vice President and Chief Financial Officer.

Participants in the Solicitation

Carolina Financial, Carolina Trust and certain of their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Carolina Financial’s directors and executive officers is available in its definitive proxy statement (form type DEF 14A) which was filed with the SEC on March 22, 2019, and certain of its Current Reports on Form 8-K. Information regarding Carolina Trust’s directors and executive officers is available in its definitive proxy statement (form type DEF 14A) which was filed with the SEC on April 11, 2019, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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